SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement          [ ]    Confidential, For Use of the
[X]   Definitive Proxy Statement                  Commission Only (as permitted
[ ]   Definitive Additional Materials             by Rule 14a-6(e)(2))
[ ]   Soliciting Material Pursuant to
      Rule 14a-11(c) or Rule 14a-12

                             SOLID MANAGEMENT CORP.
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                (Name of Registrant as Specified In Its Charter)

                  Board of Directors -- Solid Management Corp.
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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[ ]      Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
         0-11.

1)       Title of each class of securities to which transaction applies:

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2)       Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)       Proposed maximum aggregate value of transaction:

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5)       Total fee paid:

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[  ]     Fee paid previously with preliminary materials:

[  ]     Check box if any part of the fee is offset as provided by Exchange  Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1)       Amount previously paid:

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         2)       Form, Schedule or Registration Statement No.:

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         3)       Filing Party:

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         4)       Date Filed:

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

                             SOLID MANAGEMENT CORP.

                               2779 Lake City Way,
                    Burnaby, British Columbia, Canada V5A 2A6

                                 PROXY STATEMENT

                     For the Annual Meeting of Shareholders
                     to be held on Thursday, August 3, 2000

This Proxy Statement and the accompanying proxy are furnished to the shareholders of Solid Management Corp. (the "Company") in connection with the solicitation of proxies by the Board of Directors for use at the 2000 Annual Meeting of Shareholders (the "Annual Meeting"). The Annual Meeting will be held on Thursday, August 3, 2000, beginning at 9:00 a.m. at the Company's headquarters, located at 2779 Lake City Way, Burnaby, British Columbia, V5A 2A6, and at any postponements or adjournments of the Annual Meeting. The enclosed proxy is being solicited by the Board of Directors of the Company.

The Company is paying all costs of preparing, assembling and mailing this Proxy Statement. The Company has made arrangements to forward copies of proxy materials to brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy soliciting material to the beneficial owners of the Common Stock of the Company at the Company's expense. In addition to the solicitation of proxies by mail, some of the officers, directors and regular employees of the Company may without additional compensation solicit proxies by telephone or personal interview. The Company will bear the costs of these solicitations.

VOTING AND REVOCABILITY OF PROXIES

Shareholders are encouraged to complete the enclosed proxy and return it to the Company as soon as possible. Any person who completes the enclosed proxy may revoke it at any time prior to its exercise by delivering to the Secretary of the Company either a signed statement revoking the proxy or a properly executed proxy bearing a later date. A shareholder may also revoke a proxy by attending the Annual Meeting and voting his or her shares personally. Proxies that have been properly dated, signed and returned will be voted in accordance with the instructions given by the shareholder. If a proxy is signed and returned but no voting instructions are given, each valid proxy will be voted in the election of directors FOR those nominees presented by the Board of Directors and FOR approval of Davidson & Company as the independent auditors of the Company. Should any other business properly come before the Annual Meeting, the person or persons named as the proxy shall be allowed to vote on such matter as that person or those persons determine in his, her or their sole discretion.

Abstentions will be counted as shares present or represented and entitled to vote for the purposes of determining whether a quorum exists at the Annual Meeting.

Shareholders of record as of the close of business on June 29, 2000 are entitled to notice of the Annual Meeting and to vote in person or by proxy. The Common Stock of the Company (the "Common Stock") is the only class of outstanding securities entitled to vote at the Annual Meeting.

As of the close of business on June 29, 2000, there were 500,000 shares of Common Stock outstanding and entitled to vote. The presence of a majority of the outstanding shares of Common Stock, either in person or by proxy, will constitute a quorum at the Annual Meeting.

                                PROPOSAL NUMBER 1

                              ELECTION OF DIRECTORS

The Company's Bylaws provide that the Board of Directors shall consist of between one and five members, with the exact number of directors between one and five to be determined by the Board of Directors. The Board of Directors has set the number of directors at one, and there is currently one member of the Board of Directors.

Persons may be nominated for election to the Board of Directors by the shareholders upon the making of a proper motion at the Annual Meeting.

One director is to be elected at the Annual Meeting to serve until the following annual meeting of shareholders. The Board of Directors will present at the Annual Meeting for election and recommends a vote FOR Mrs. Andrea Carley. Mrs. Carley was recommended by the Board of Directors for presentation to the shareholders for election at the Annual Meeting. Mrs. Carley is currently a member of the Board of Directors.

Persons receiving a plurality of the votes cast at the Annual Meeting will be elected to the Board of Directors. A "plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen. Votes against any candidate and any shares not voted (such as by abstention) will have no impact on the election of directors. All proxies will be voted FOR the election of each of these nominees unless authority to vote for the election of any nominee or nominees is withheld by the shareholder giving the proxy. If any nominee should unexpectedly decline or be unable to act as a director, the proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors does not believe that any nominee will decline to serve.

Shareholders are entitled to one vote for each share held.

Background information with respect to the nominee for election to the Board of Directors is set forth below.

                   NOMINEES FOR ELECTION TO BOARD OF DIRECTORS

Andrea Carley, President and Secretary of the Company, was appointed to her positions with the Company on March 30, 2000. Prior to joining the Company, Mrs. Carley was a private investor.

Directors are elected at annual meetings of the shareholders to terms which extend until the following annual meeting. Officers are appointed by, and serve at the discretion of, the Board of Directors.

No members of the Board of Directors are currently compensated for attending meetings of the Board of Directors.

There are no agreements between the Company and any of its officers or directors which concern changes of control of the Company.

                       SECURITIES OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the number of shares of the voting securities which each director, each nominee for election to the Board of Directors the percentage of shares which the executive officers and directors owned as a group as of June 29, 2000. The only class of equity securities which has a present right to vote in elections of directors is the Common Stock.


                                                             Number of Shares       Percent
Name (1)         Director Since      Address                Beneficially Owned      of Class
--------         --------------      -------                ------------------      --------
Andrea Carley        2000            2779 Lake City Way            Nil                 0%
                                     Burnaby, B.C.
                                     V5A 2A6                       Nil                 0%

All Executive Officers and Directors


                             EXECUTIVE COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

None of our officers and/or directors receive any compensation for their respective services rendered unto the Company, nor have they received such compensation in the past. They all have agreed to act without compensation until authorized by the Board of Directors, which is not expected to occur until we have generated revenues from operations after consummation of a merger or acquisition. As of the date of this registration statement, the Company has no funds available to pay directors. Further, none of the directors are accruing any compensation pursuant to any agreement with the Company.

                                PROPOSAL NUMBER 2

                        APPROVAL OF INDEPENDENT AUDITORS

The Board of Directors has selected Davidson & Company, Chartered Accountants ("Davidson & Company") as the independent auditors for the Company for the fiscal year ending March 31, 2001.

On June 19, 2000, the Company appointed Davidson & Company to replace Cordovano & Harvey, P.C. as our principal accountants. The change in accountants was approved by the Board of Directors.

The report of Cordovano & Harvey, P.C. on the financial statements of the Company did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to

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

uncertainty, audit scope or accounting principles. The Company has had no disagreements with its former principal accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of the former principal accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its report relating to its audit for the Company.

It is not anticipated that representatives of Davidson & Company will be present at the Annual Meeting. If representatives are present, they will be provided an opportunity to make a statement should they wish to do so and to respond to appropriate questions.

The Board of Directors recommends a vote "FOR" approval of Davidson & Company as the Company's independent auditors for the fiscal year ending March 31, 2001.

                     SUBMISSION OF SHAREHOLDER PROPOSALS FOR
                       2001 ANNUAL MEETING OF SHAREHOLDERS

The 2001 Annual Meeting of Shareholders has been scheduled to take place on August 1, 2001. Shareholder proposals for presentation at that meeting must be received by the Company by no later than June 1, 2001.

                                 OTHER BUSINESS

It is not intended that any business other than that set forth in the Notice of Annual Meeting and more specifically described in this Proxy Statement will be brought before the Annual Meeting. If any other business should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on that business or any matters dealing with the conduct of the Annual Meeting pursuant to the discretionary authority granted in the proxy.

                                         By Order of the Board of Directors,

                                         /s/ Andrea Carley
                                         --------------------------------------
                                         Andrea Carley, President and Secretary
June 29, 2000

Upon written request of any person whose proxy is being solicited hereby, the Company will provide without charge a copy of the Company's Annual Report on Form 10-KSB for the year ended March 31, 2000, which was filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, including the financial statements and schedules thereto, but without exhibits. All such requests may be directed to: Andrea Carley, President and Secretary, Solid Management Corp., 2779 Lake City Way, Burnaby, British Columbia, V5A 2A6.

                                      PROXY

                             SOLID MANAGEMENT CORP.

The undersigned, owner of shares of corporate stock the number and description of which are set forth below, appoints Andrea Carley with full power of substitution and revocation, to act as the undersigned's proxy holder at the meeting specified, and any adjournment of that meeting.

         Type of meeting:  Annual

         Date of meeting:  August 3, 2000

         Place of meeting: 2779 Lake City Way
                           Burnaby, B.C.  V5A 2A6

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED IN THE ATTACHED PROXY STATEMENT AND IN THE DISCRETION OF THE PROXIES UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

The proxyholder shall be entitled to cast the number of votes the undersigned would be entitled to cast if personally present, for or against any proposal, including the election of members of the board of directors, and any and all other business that may come before the meeting.

The undersigned hereby acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement for the Meeting to be held on August 3, 2000.

Dated:  ____________________, 2000


-----------------------------------------
Signature


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Print name of Shareholder

Number and class of shares held: ____________________

INSTRUCTIONS TO SHAREHOLDER: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON YOUR STOCK CERTIFICATE. JOINT SHAREHOLDERS SHOULD EACH SIGN PERSONALLY. IF SIGNED BY AN ATTORNEY-IN-FACT, ATTACH THE POWER OF ATTORNEY. RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                     BALLOT

                             SOLID MANAGEMENT CORP.

                         ANNUAL MEETING OF SHAREHOLDERS

                                 August 3, 2000

A. Name of Shareholder(s): (Please print name(s) exactly as they appear on your certificate)

     ---------------------------------------------------------------------------
                                 Printed name(s)

B. If voting party is other than the owner of the shares, state capacity in which voting party is acting (e.g., proxy holder, trustee):

     ---------------------------------------------------------------------------

C.   Number of shares being voted:      _______________________

UNLESS OTHERWISE DESIGNATED, THIS BALLOT SHALL BE CONSIDERED TO BE A VOTE OF ALL OF THE SHARES THAT THE UNDERSIGNED IS ENTITLED TO VOTE. A VOTE TO ABSTAIN SHALL BE CONSIDERED A VOTE AGAINST.

                                 WRITTEN BALLOT

Election of directors for the coming year: (Vote only for 1)

Nominee                     For                              Withhold
-------                     ---                              --------

Andrea Carley               _______________                  _________________

Ratification of the appointment of Davidson & Company as independent public accountants.

For               Against               Abstain
---               -------               -------


--------          --------              --------

                           ALL BALLOTS MUST BE SIGNED.

For Shareholders Voting in Person:

                                       ----------------------------------------
                                       Signature

                                       ----------------------------------------
                                       Print Name(s) exactly as on certificate

For Shares Being voted by Proxy (attach proxy):


                                      -----------------------------------------
                                      Printed Name of Proxy Holder


                                       ----------------------------------------
                                       Printed Name(s) of Holder(s) of record

                                       By:

                                           ------------------------------------
                                           Signature of proxy holder